UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

        October 30, 2007
Date of Report (Date of earliest event reported)

inTEST Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22529 (Commission File Number)	22-2370659 (I.R.S. Employer Identification No.)

7 Esterbrook Lane, Cherry Hill, New Jersey 08003
(Address of Principal Executive Offices, including zip code)

        (856) 424-6886
(Registrant's Telephone Number, including area code)

            N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On November 1, 2007, the Company issued a press release and held a webcast conference call (as previously announced) regarding its financial results for the third quarter ended September 30, 2007. The Company's press release is attached to this Current Report as Exhibit 99.1 and a textual representation of the conference call is attached as Exhibit 99.2, each of which is incorporated by reference herein.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 30, 2007, the Board of Directors of inTEST Corporation unanimously approved certain amendments to the Company's Bylaws effective immediately. The amended provisions accomplish the following: (i) allow the Board of Directors, by resolution, to provide for uncertificated shares of common stock to be evidenced by book-entry system, (ii) allow for notice to stockholders and directors by means of electronic transmission, (iii) rename the position formerly referred to as "Chairman of the Board" to "Executive Chairman", (iv) set forth the duties of the position of Executive Chairman and Chief Executive Officer (consistent with the duties presently delegated by the Board to the officers holding such positions), (v) permit the Board to appoint either the Executive Chairman or the President of the corporation as the Chief Executive Officer of the Corporation, and (vi) make certain other technical and updating revisions to the former Bylaws.

The foregoing description of the amended Bylaws of inTEST Corporation is qualified in its entirety by (i) the text of the amendments to the Bylaws, which are filed in this Report as Exhibit 3.1 and incorporated herein by reference (added language is in bold and underscored and deleted language is indicated with strikethroughs), and (ii) the complete text of the amended Bylaws, which is filed in this Report as Exhibit 3.2 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(c)   Exhibits:

3.1   Amendments to the Bylaws of inTEST Corporation adopted on October 30, 2007
3.2   Bylaws of inTEST Corporation as amended on October 30, 2007
99.1  Press Release, dated November 1, 2007
99.2  Textual representation of conference call

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

inTEST CORPORATION

By: /s/ Hugh T. Regan, Jr.
        Hugh T. Regan, Jr.
        Secretary, Treasurer and Chief Financial Officer

Date:   November 5, 2007

Exhibit Index

3.1   Amendments to the Bylaws of inTEST Corporation adopted on October 30, 2007
3.2   Bylaws of inTEST Corporation as amended on October 30, 2007
99.1  Press Release, dated November 1, 2007
99.2  Textual representation of conference call